SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 10, 2007

GREEN PLAINS RENEWABLE ENERGY, INC.
 (Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

333-121321	84-1652107
(Commission file number)	(IRS employer identification no.)

4124 Airport Road, Shenandoah, Iowa	51601
(Address of principal executive offices)	(Zip code)

(712) 246-2932

(Registrant’s telephone number, including area code)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors of Principal Officers; Election of Directors;

Appointment of Principal Officers

On April 10, 2007, Brian L. Larson, the Company’s Chief Financial Officer, gave written notice that he is resigning from his position as CFO and as an employee of the Company, effective June 8, 2007. Brian is leaving as a result of accepting another employment offer outside of the ethanol sector. We want to thank Brian for his contribution to the Company. He began commuting to our Las Vegas office as a consultant and then commuting to our Shenandoah office.  Brian has been a great resource in our start-up phase. He has helped us lay the foundation for our accounting systems, internal controls and financial reporting. We are now actively searching for a new CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2007	GREEN PLAINS RENEWABLE ENERGY, INC. By: /s/ Wayne Hoovestol Wayne Hoovestol CEO (Principal Executive Officer)

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